UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 27, 2011 (January 27, 2011)

Metro Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania	17111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	800-653-6104

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On January 27, 2011, Metro Bancorp, Inc. issued a press release reporting financial results for its fourth quarter ended December 31, 2010.  A copy of the press release is attached as Exhibit 99.1 to this report.

On January 27, 2011, the Registrant also made certain supplemental information available. A copy of the supplemental information is attached as Exhibit 99.2 to this report.

Item 9.01.   Financial Statements and Exhibits

Exhibit No.

99.1 Press Release, dated January 27, 2011

99.2 Supplemental Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metro Bancorp, Inc.
(Registrant)

Date: January 27, 2011	/s/ Mark A. Zody
Mark A. Zody
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	DESCRIPTION

99.1	Press Release of Metro Bancorp, Inc. dated January 27, 2011

99.2
Supplemental Information